Exhibit 10.1
NOTE: CERTAIN MATERIAL HAS BEEN REDACTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE REDACTIONS ARE INDICATED THROUGHOUT THE DOCUMENT BY THE FOLLOWING MARKING: [***].
2009 EXECUTIVE MANAGEMENT INCENTIVE AWARDS
As Adopted by the Compensation and Human Resources Committee of the Board of Directors on March 23, 2009
Introduction
     2009 Executive Management Incentive Awards (“EMIA”), made pursuant to Article 9 of the King Pharmaceuticals, Inc. (the “Company”) Incentive Plan (the “Plan”), will be based upon one or more financial objectives (“Financial Objectives”). In determining the potential EMIA payout for any participant, the Financial Objectives shall be evaluated and applied either by the Committee or by the Chief Executive Officer, as further detailed below. All capitalized terms not otherwise defined shall have the meanings assigned to them in the Plan.
Administration
     The Compensation and Human Resources Committee of the Board of Directors of the Company (the “Committee”) shall have complete discretionary authority over the administration of the EMIAs as set forth herein including, without limitation, the authority to adjudicate claims related to EMIAs, interpret the terms of EMIAs, and to resolve disputes and factual questions related to EMIAs. Determinations of the Committee shall be binding on the Company and the EMIA participants.
Eligibility to Participate
     Except as otherwise determined by the Committee, executives having the title of Vice President or more senior titles as of January 1, 2009 shall be eligible to participate in the 2009 EMIA. The following officers shall be designated “Top Executives” for purposes of the Plan: President and Chief Executive Officer; Chief Financial Officer; Chief Commercial Officer; President, Alpharma Animal Health; Chief Legal Officer; Corporate Compliance Officer; Chief Science Officer.
          The Committee and/or the Chief Executive Officer, as further detailed below in the section entitled “Approval of Objectives”, may establish an EMIA for an executive who is hired or promoted to fill an EMIA-eligible position after January 1, 2009; provided, however, that
a.	unless the Committee shall determine otherwise, an EMIA may be established for a Top Executive after 90 days have elapsed since January 1, 2009 only if 75.1% or more of the performance time period is remaining at the time the EMIA is established, in accordance with Treas. Reg. § 1.162-27(e);

b.	any executive hired after September 30, 2009 is ineligible for an EMIA; and

c.	any employee of the Company promoted into an EMIA-eligible position who becomes an EMIA Participant (but who is not a Top Executive) shall participate prorata in the EMIA program and in any other 2009 cash incentive plan in which the employee participated prior to becoming an EMIA Participant.
Objectives
     The EMIA for each Participant shall be based entirely upon one or more Financial Objectives. Each Financial Objective shall be based upon prospective financial goals, the accomplishment of which is substantially uncertain at the time of the establishment of the EMIA. Unless the Committee shall determine otherwise, EMIAs for Top Executives shall be established during the first 25% of the applicable performance period.
Approval of Objectives
     The Committee shall establish and approve each Financial Objective and any amendments thereto.
Weighting of Objectives
     The weighting of EMIA objectives shall be as follows:

Financial
Executive	Objective*
President and Chief Executive Officer	100% Corporate Cash from Operations

Steven J. Andrzejewski and Commercial	80% Corporate Cash from Operations;
Operations Participants	20% Total prescriptions and/or
units for promoted products

Eric J. Bruce and Animal Health	80% Corporate Cash from Operations;
Participants	20% Animal Health Operating Income

Dennis O’Brien and Meridian	80% Corporate Cash from Operations;
Participants	20% Meridian Operating Income

All other Participants	100% Corporate Cash from Operations

*	See below for details regarding the Financial Objectives.
Determination of Award Amounts
     Each EMIA Participants is eligible for a cash award (“EMIA Payout”) which is a percentage of his or her 2009 base salary earned. An EMIA payout is calculated as follows:

EMIA Payout ($) =	2009 base salary earned ($) x Weighted Financial Objective Achievement Percentage (%)
          The sections below provide further detail regarding the elements of this calculation.

Weighted Financial Objective Achievement Percentage
          An EMIA Participant’s Financial Objective Achievement Percentage is determined, for each Financial Objective to which he or she is subject, using the table below, according to the degree of achievement (none, threshold, target or stretch, or a prorata percentage between levels using straight-line interpolation).

	ACHIEVEMENT PERCENTAGE
POSITION	THRESHOLD	TARGET	STRETCH
President & Chief Executive Officer	50%	100%	200%
Chief Financial Officer	35%	70%	140%
Chief Commercial Officer	30%	60%	120%
President, Animal Health	30%	60%	120%
Chief Science Officer	30%	60%	120%
Chief Legal Officer	30%	60%	120%
EVP Level 1	25%	50%	100%
EVP Level 2	20%	40%	80%
[***]	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%
          In the case of an EMIA Participant having only one Financial Objective, the Weighted Financial Objective Achievement Percentage is equal to the Financial Objective Achievement Percentage determined above for the one applicable Financial Objective.
          In the case of an EMIA Participant having more than one Financial Objective, the Weighted Financial Objective Achievement Percentage is determined by calculating the average of the Achievement Percentages of the Participant’s Financial Objectives, with each Achievement Percentage weighted according to its proportional representation among the Participant’s overall mix of Financial Objectives.
Limitation of Payouts
          The total payout (the “Total Payout”) under the Plan and any substantially similar cash incentive plans employed by the Company during 2009, but not including cash incentive plans for members of the Company’s sales force (the “2009 Cash Incentive Plans”), shall not exceed an amount equal to the aggregate amount that would be payable to all participants in the 2009 Cash Incentive Plans, based upon actual results, if all such participants had Financial Objective 1, as described below, as their sole objective (the “Cash Incentive Funding Limit”). In the event that the Total Payout would exceed the Cash Incentive Payout Limit, all individual payouts under all 2009 Cash Incentive Plans shall be reduced by the uniform percentage necessary to reduce the Total Payout to the Cash Incentive Funding Limit. The provisions of the prior sentence notwithstanding, the Chief Executive Officer may determine, however, in his sole judgment, not to reduce any payout to any or all EMIA Participants who are not Top Executives.
          In the event that the Total Payout is less than the Cash Incentive Funding Limit, the Company shall retain the difference between the Total Payout and the Cash Incentive Funding Limit.
          No payouts shall be made under the Plan if actual Corporate Cash from Operations is less than the Threshold Achievement Level.

Eligibility for EMIA Payout
          Payment of any EMIA shall be contingent upon the Committee’s determination that the applicable Financial Objectives have been met by the Company, and at what achievement level these Financial Objectives have been met. Also:
a.	In the case of any of the Top Executives, EMIA Payouts shall be contingent upon the Committee’s approval of the Weighted Financial Objective Achievement Percentage.

b.	In the case of all other EMIA Participants, payment of any EMIA shall be contingent upon the determination of the Chief Executive Officer, or his designee, of the Weighted Financial Objective Achievement Percentage.
          Other than for reasons of Death, Incapacity, Disability or Approved Retirement, an EMIA Participant must be employed by the Company on December 31, 2009 or the EMIA Participant will forfeit any EMIA which he or she may have otherwise qualified to receive.
          In the event of an EMIA Participant’s death on or after January 1, 2010, the EMIA shall be paid to his or her estate. In the event of an EMIA Participant’s death on or before December 31, 2009, a prorata portion of the Participant’s target payout percentage, as indicated in the table on page 3, reflecting the EMIA Participant’s time in service during the performance year, shall be paid to his or her estate as soon as reasonably practicable.
          In the event of an EMIA Participant’s termination due to incapacity (as evidenced by the judgment or decree of a court of competent jurisdiction) on the date his or her EMIA is paid by the Company, the EMIA shall be paid to his or her legal guardian or appointed representative. In the event of an EMIA Participant’s incapacity on or before December 31, 2009, a prorata portion of the Participant’s target payout percentage, as indicated in the table on page 3, reflecting the EMIA Participant’s time in service during the performance year, shall be paid to his or her legal guardian or appointed representative as soon as reasonably practicable.
          In the event of an EMIA Participant’s termination due to Disability on or before December 31, 2009, a prorata portion of the Participant’s target payout percentage, as indicated in the table on page 3, reflecting the EMIA Participant’s time in service during the performance year, shall be paid to the Participant as soon as reasonably practicable.
          In the event of an EMIA Participant’s Approved Retirement on or before December 31, 2009, a prorata portion of the Participant’s target payout percentage, as indicated in the table on page 3, reflecting the EMIA Participant’s time in service during the performance year, shall be paid to the Participant as soon as reasonably practicable.
Timing of EMIA Payout
          The payment of all EMIA Payouts, if any, will be made between January 1 and March 15, 2010.

Tax Matters
          All EMIA payments are subject to applicable state, federal, local and other tax withholding requirements.
          To the maximum extent possible, all EMIA Payouts are intended to be “qualified performance-based compensation” in accordance with Treas. Reg. § 1.162-27(e) and shall be interpreted and administered as such unless the Committee determines that it is in the best interests of the Company not to adhere to the requirements of 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. § 1.162-27.
Other Matters
          The Committee, in its discretion, may reduce or eliminate any EMIA Payout in the event it determines it is in the best interests of the Company to do so for reasons including, without limitation, financial distress of the Company, administrative difficulties or that the EMIA Payout is nondeductible by the Company under the Internal Revenue Code. The reduction of one or more EMIA Payouts shall not increase the EMIA Payout of any other EMIA Participant.
          The Committee may, at any time, amend or terminate this EMIA program. The Board of Directors of the Company, in its discretion, may, at any time, withdraw the Committee’s authority over this EMIA program.
          The grant of an EMIA shall in no way be construed or interpreted to establish or guarantee a term of employment and does not change the “at-will” or other status of any person employed by the Company.
          The terms and conditions of this EMIA program are, in their entirety, set forth in this document and the EMIA documents pertaining to a specific EMIA Participant. Once established, the Financial Objectives may only be altered by valid written notice to that effect from the Committee, as described in the section above entitled “Approval of Objectives”. Any oral representation or writing not authorized and approved by the Committee shall be void and of no effect, and shall not be binding on the Company or the Committee.

Financial Objectives
          The time period for the measurement of performance of the Financial Objectives is January 1 through December 31, 2009. In the event that achievement of a Financial Objective is greater than Threshold but less than Stretch, payout percentages applicable to the Financial Objective will be prorated to reflect actual achievement (e.g., actual Corporate Cash from Operations), using straight-line interpolation between the two adjacent achievement levels.
Financial Objective 1: Cash From Operations

ACHIEVEMENT LEVEL
	Threshold	Target	Stretch
Corporate Cash from Operations (1)	$[***]	$[***]	$[***]

(1)	[***]
Financial Objective 2: Total Prescriptions and/or Units from Promoted Products
     The Achievement Level for this item shall be determined by calculating the average achievement level for the Company’s promoted products, as provided below.
     [***]:

ACHIEVEMENT LEVEL
Product	Metric (2)	Weight	Threshold	Target	Stretch
[***]	[***]	[***]%	[***]	[***]	[***]

(2)	[***]
     [***]:

ACHIEVEMENT LEVEL
Product	Metric (3)	Weight	Threshold	Target	Stretch
[***]	[***]	[***]%	[***]	[***]	[***]

(3)	[***]
     [***].
Financial Objective 3: Animal Health Operating Income

ACHIEVEMENT LEVEL
	Threshold	Target	Stretch
Animal Health Operating Income (4)	$[***]	$[***]	$[***]

(4)	[***].
Financial Objective 4: Meridian Medical Technologies, Inc. Operating Income

ACHIEVEMENT LEVEL
	Threshold	Target	Stretch
Meridian Medical Technologies, Inc. Operating Income (5)	$[***]	$[***]	$[***]

(5)	[***].